Fourth Quarter 2015 Earnings & 2016 Forecast Conference Call February 2, 2016

© 2015 Ryder System, Inc. All Rights Reserved. Safe Harbor and Non-GAAP Financial Measures 2 Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding market trends, earnings performance, revenue in our business segments, fleet size, performance in our product lines, expansion of on-demand maintenance, demand and pricing trends in commercial rental and used vehicle sales, return on capital spread, free cash flow, capital expenditures, anticipated resumption of our share repurchase program and the impact and adequacy of steps we have taken to address our cost structure, including workforce reductions. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, further decreases in commercial rental demand or poor acceptance of rental pricing, our ability to return out of service vehicles to the fleet in the fourth quarter, availability of rental vehicles to meet demand and availability of labor to maintain our fleet at normalized levels, worsening of market demand for used vehicles impacting current pricing and our anticipated proportion of retail versus wholesale sales, lack of customer demand for on-demand maintenance, higher than expected maintenance costs from new engine technology or due to lower than expected benefits from maintenance initiatives and a newer fleet, setbacks in the economic recovery, decreases in freight demand or volumes, poor operational execution particularly with start-ups and new product launches, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, slower than expected economic recovery in the U.K., business interruptions or expenditures due to severe weather or natural occurrences, competition from other service providers and new entrants, customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, unanticipated currency exchange rate fluctuations, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, operating revenue growth excluding foreign exchange, comparable earnings and earnings per share, comparable earnings per share forecast, comparable earnings before income tax, comparable tax rate, adjusted return on capital (and return on capital spread), total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. Beginning in 2015, in addition to excluding Fleet Management Solutions (FMS) fuel services revenue and subcontracted transportation from the calculation of operating revenue, we also exclude Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS) fuel costs billed to our customers.

© 2015 Ryder System, Inc. All Rights Reserved. Contents 3 ► Fourth Quarter 2015 Results Overview ►Asset Management Update ► 2016 Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. 4th Quarter Results Overview 4 ► Comparable earnings per share from continuing operations were $1.66 vs. $1.60 in 4Q14 – 4Q15 comparable earnings included $0.06 of insurance related charges ► Earnings per diluted share from continuing operations were $1.42 in 4Q15 vs. $0.22 in 4Q14 – 4Q15 included restructuring and other charges of $0.19 and non-operating pension costs of $0.05 – 4Q14 included pension costs of $1.32 (primarily lump-sum buyout costs) and restructuring and other charges of $0.06 ► Operating revenue increased 7% (up 9% excluding foreign exchange) and total revenue increased 1% vs. prior year – Total revenue was impacted by lower fuel costs passed through to customers, as well as foreign exchange

© 2015 Ryder System, Inc. All Rights Reserved. Key Financial Statistics 5 Fourth Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. 2015 2014 % B/(W) Operating Revenue 1,441.7$ 1,349.3$ 7% Fuel and Subcontracted Transportation 231.0 307.0 (25)% Total Revenue 1,672.7$ 1,656.3$ 1% Comparable Earnings Per Share from Continuing Operations 1.66$ 1.60$ 4% Earnings Per Share from Continuing Operations 1.42$ 0.22$ NM Memo: Average Shares (Millions) - Diluted 53.3 53.0 Comparable Tax Rate from Continuing Operations 32.1% 34.4% Tax Rate from Continuing Operations 32.0% 15.1%

© 2015 Ryder System, Inc. All Rights Reserved. Key Financial Statistics 6 Full Year ($ Millions, Except Per Share Amounts) 2015 2014 % B/(W) Operating Revenue 5,561.1$ 5,252.2$ 6% Fuel and Subcontracted Transportation 1,010.8 1,386.6 (27)% Total Revenue 6,571.9$ 6,638.8$ (1)% Comparable Earnings Per Share from Continuing Operations 6.13$ 5.58$ 10% Earnings Per Share from Continuing Operations 5.73$ 4.14$ 38% Memo: Average Shares (Millions) - Diluted 53.3 53.0 Comparable Tax Rate from Continuing Operations 35.3% 35.9% Tax Rate from Continuing Operations 34.8% 34.9% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 1.4% 1.1% Note: Amounts throughout presentation may not be additive due to rounding.

© 2015 Ryder System, Inc. All Rights Reserved. 4th Quarter Results Overview – FMS 7 ► Fleet Management Solutions (FMS) operating revenue up 7% (up 9% excluding foreign exchange) and total revenue unchanged vs. prior year – Full service lease revenue up 7% (up 9% excluding foreign exchange) – Contract maintenance revenue up 2% – Commercial rental revenue up 6% (up 8% excluding foreign exchange) – Contract-related maintenance revenue up 14% – Total revenue was unchanged as higher operating revenue was offset by lower fuel costs passed through to customers ► FMS earnings increased due to higher full service lease results and solid commercial rental performance, largely offset by lower used vehicle results and higher costs to downsize the rental fleet and reduce out of service vehicles – Favorable lease results benefited from fleet growth and vehicle residual value benefits ► FMS earnings before tax (EBT) up 1% – FMS EBT percent of operating revenue down 70 basis points to 12.4%

© 2015 Ryder System, Inc. All Rights Reserved. 4th Quarter Results Overview – DTS 8 ► Dedicated Transportation Solutions (DTS) operating revenue up 11% and total revenue up 5% – Operating revenue increased due to new business, higher volumes and pricing – Total revenue reflects lower fuel costs ► DTS earnings increased primarily due to higher operating revenue, offset by costs related to a customer bankruptcy ► DTS earnings before tax (EBT) up 1% – DTS EBT percent of operating revenue down 60 basis points to 5.9%

© 2015 Ryder System, Inc. All Rights Reserved. 4th Quarter Results Overview – SCS 9 ► Supply Chain Solutions (SCS) operating revenue up 4% (up 7% excluding foreign exchange) and total revenue down 1% vs. prior year – Operating revenue increased due to new business, higher volumes and increased pricing – Total revenue decreased as higher operating revenue was more than offset by lower subcontracted transportation costs and lower fuel costs passed through to customers ► SCS earnings increased primarily due to higher operating revenue, partially offset by an unusually large medical claim ► SCS earnings before tax (EBT) up 5% – SCS EBT percent of operating revenue up 10 basis points to 7.4%

© 2015 Ryder System, Inc. All Rights Reserved. Business Segments 10 2015 2014 % B/(W) 2015 2014 % B/(W) Operating Revenue: Fleet Management Solutions 999.4$ 930.8$ 7% 1,151.6$ 1,152.5$ - Dedicated Transportation Solutions 187.6 169.4 11% 232.4 222.3 5% Supply Chain Solutions 322.1 310.8 4% 392.5 396.2 (1)% Eliminations (67.3) (61.7) (9)% (103.8) (114.6) 9% Total 1,441.7$ 1,349.3$ 7% 1,672.7$ 1,656.3$ 1% Segment Earnings Before Tax: (1) Fleet Management Solutions 123.5$ 122.3$ 1% Dedicated Transportation Solutions 11.1 11.0 1% Supply Chain Solutions 23.8 22.7 5% Eliminations (12.1) (11.6) (4)% 146.3 144.3 1% Central Support Services (Unallocated Share) (15.6) (15.2) (2)% Non-operating Pension Costs (4.8) (2.5) (97)% Restructuring and Other Charges, Net and Other Items (14.2) (113.1) 87% Earnings Before Income Taxes 111.7 13.5 NM Provision for Income Taxes (35.8) (2.0) NM Earnings from Continuing Operations 75.9$ 11.5$ NM Comparable Earnings from Continuing Operations 88.8$ 84.6$ 5% Memo: Total Revenue (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) Fourth Quarter

Business Segments

($ Millions)

Full Year

	2015	2014	% B/(W)	Memo: Total Revenue 2015	Memo: Total Revenue 2014	Memo: Total Revenue % B/(W)
Operating Revenue:						
Fleet Management Solutions	$ 3,846.0	$ 3,630.5	6%	$ 4,545.7	$ 4,655.8	(2)%
Dedicated Transportation Solutions	714.5	661.2	8%	895.5	899.8	-
Supply Chain Solutions	1,256.3	1,201.3	5%	1,547.8	1,561.3	(1)%
Eliminations	(255.7)	(240.8)	(6)%	(417.1)	(478.1)	13%
Total	$ 5,561.1	$ 5,252.2	6%	$ 6,571.9	$ 6,638.8	(1)%
Segment Earnings Before Tax: [1]						
Fleet Management Solutions	$ 462.1	$ 433.7	7%			
Dedicated Transportation Solutions	45.8	44.6	3%			
Supply Chain Solutions	93.8	77.8	21%			
Eliminations	(47.2)	(41.4)	(14)%			
	554.5	514.7	8%			
Central Support Services (Unallocated Share)	(48.5)	(51.7)	6%			
Non-operating Pension Costs	(19.2)	(9.8)	(96)%			
Restructuring and Other Charges, Net and Other Items	(17.6)	(115.0)	85%			
Earnings Before Income Taxes	469.2	338.3	39%			
Provision for Income Taxes	(163.2)	(118.0)	(38)%			
Earnings from Continuing Operations	$ 306.0	$ 220.2	39%			
Comparable Earnings from Continuing Operations	$ 327.3	$ 296.9	10%			

(1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items.

© 2015 Ryder System, Inc.
All Rights Reserved.

FLEET MANAGEMENT | DEDICATED TRANSPORTATION | SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

11

© 2015 Ryder System, Inc. All Rights Reserved. Capital Expenditures 12 2015 $ 2015 2014 O/(U) 2014 Full Service Lease 2,060$ 1,733$ 327$ Commercial Rental 523 415 108 Operating Property and Equipment 113 150 (37) Gross Capital Expenditures 2,696 2,298 398 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 427 497 (70) Net Capital Expenditures 2,269$ 1,801$ 468$ Full Year ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Cash Flow from Continuing Operations 13 Full Year ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 2015 2014 Earnings from Continuing Operations 306$ 220$ Depreciation 1,140 1,058 Gains on Vehicle Sales, Net (118) (127) Amortization and Other Non-Cash Charges, Net 92 68 Pension Settlement Loss - 97 Pension Contributions (34) (107) Changes in Working Capital and Deferred Taxes 55 174 Cash Provided by Operating Activities 1,442 1,383 Proceeds from Sales (Primarily Revenue Earning Equipment) 427 497 Collections of Direct Finance Leases & Other 71 64 Total Cash Generated 1,940 1,944 Capital Expenditures (1) (2,668) (2,259) Free Cash Flow (2) (728)$ (315)$

© 2015 Ryder System, Inc. All Rights Reserved. 272% 227% 260% 278% 250% 0% 50% 100% 150% 200% 250% 300% 12/31/12 12/31/13 12/31/14 12/31/15 Long Term Target Midpoint Pension Impact Debt to Equity Debt to Equity Ratio 14 12/31/2015 12/31/2014 Total Debt 5,518$ 4,731$ Total Equity (3) 1,987$ 1,819$ Debt to Equity 278% 260% (1) (2) (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term debt to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $577 million as of 12/31/2015 and $584 million as of 12/31/2014. ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Contents 15 ► Fourth Quarter 2015 Results Overview ►Asset Management Update ► 2016 Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. ► Units held for sale were 8,000 at quarter end, up from 5,500 units held for sale in the prior year ─ Sequentially from the third quarter, units held for sale increased by 1,900 units ► The number of used vehicles sold in the fourth quarter was 4,500, down 2% from the prior year ─ Sequentially from the third quarter, units sold were up 2% ► Proceeds per unit were down 5% for tractors and up 5% for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were down 9% for tractors and down 2% for trucks vs. the third quarter ─ Proceeds per unit were down 11% for tractors and down 6% for trucks vs. the second quarter peak ► Average fourth quarter total commercial rental fleet was up 7% from the prior year ─ Average commercial rental fleet was down 1% from the third quarter Global Asset Management Update 16

© 2015 Ryder System, Inc. All Rights Reserved. Contents 17 ► Fourth Quarter 2015 Results Overview ►Asset Management Update ► 2016 Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. 2016 Forecast Assumptions 18 General ► Moderate to slow overall economic environment; industrial recession ► Average interest rate unchanged as lower fixed refinancing rates offset higher variable rates ► Foreign exchange rates stable; negative year-over-year FX impact FMS ► Lease fleet up 3,500 vehicles driven by secular trends and sales initiatives, partly offset by softer freight conditions ► Rental demand down 5%, lower utilization and slightly higher pricing ► Lower used vehicle sales pricing (tractors down 20% from 2Q15 peak); higher volumes sold ► Depreciation benefit due to higher residuals, reflecting significant multi- year increases in used vehicle prices ► Minimal rental capital expenditures reflecting reduced transactional demand expectation; lease capital down in line with fleet growth forecast

© 2015 Ryder System, Inc. All Rights Reserved. 2016 Forecast Assumptions 19 DTS ► Revenue growth driven by new sales ► Earnings benefit from growth, lower insurance and overhead costs SCS ► Revenue growth driven by new sales, partially offset by foreign exchange ► Stable volumes at existing accounts ► Earnings benefit from growth Other ► Significant discretionary and overhead cost reductions - Continued investment in key growth initiatives, but at slower pace ► Mid-year resumption of anti-dilutive share repurchases ► Higher tax rate reflects increased earnings in higher tax rate jurisdictions

© 2015 Ryder System, Inc. All Rights Reserved. Key Financial Statistics 20 ($ Millions, Except Per Share Amounts) 2015 % B / (W) Revenue: Operating Revenue $ 5,815 5,561$ 5% Fuel and Subcontracted Transportation 1,155 1,011 14% Total Revenue $ 6,970 6,572$ 6% Earnings From Continuing Operations: Earnings Before Income Taxes $ 491 - 507 469$ 5 - 8% Earnings $ 314 - 324 306$ 3 - 6% Comparable Earnings Before Income Taxes $ 515 - 532 506$ 2 - 5% Comparable Earnings $ 328 - 339 327$ 0 - 4% Earnings Per Share (EPS) From Continuing Operations: EPS $ 5.83 - 6.03 5.73$ 2 - 5% Comparabl EPS $ 6.10 - 6.30 6.13$ 0 - 3% Memo: Average Shares (Millions) - Diluted 53.6 53.3 Comparable Tax Rate from Continuing Operations 36.3% 35.3% Tax Rate from Continuing Operations 36.0% 34.8% Adjusted Return on Capital vs. Cost of Capital 1.0 - 1.1% 1.4% 2016 Forecast Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.

© 2015 Ryder System, Inc. All Rights Reserved. Business Segment Revenue 21 Forecast Forecast ex-FX Fleet Management Solutions: Total Revenue 4% 6% Operating Revenue (1) 4% 6% Full Service Lease Revenue 6% 8% Commercial Rental Revenue (4)% (3)% Dedicated Transportation Solutions: Total Revenue 17% 17% Operating Revenue (1)(2) 9% 9% Supply Chain Solutions: Total Revenue 3% 6% Operating Revenue (1)(2) 5% 7% 2016 Forecast Change % vs. 2015 (1) Excludes fuel revenue. (2) Excludes subcontracted transportation revenue.

© 2015 Ryder System, Inc. All Rights Reserved. 2016 Causes of Comparable EPS Change (1) 22 ($ Earnings Per Share) Note: Full year impact of residual values change totals $0.40 - Demand + Depreciation - Tax - Shares - FX (1) Represents Comparable EPS from Continuing Operations - Merit - Bonus - Medical + CRM + ODM - Fuel + Fleet + Depreciation $6.10 - $6.30

© 2015 Ryder System, Inc. All Rights Reserved. Capital Expenditures, Cash Flow & Leverage 23 2016 Forecast 2015 Full Service Lease: Replacement $ 1,100 1,038$ Growth 680 1,022 Total Full Service Lease 1,780 2,060 Commercial Rental: Replacement 90 253 Growth - 270 Total Commercial Rental 90 523 Operating Property and Equipment 160 113 Gross Capital Expenditures 2,030 2,696 460 427 Net Capital Expenditures $ 1,570 2,269$ Cash Provided by Operating Activities $ 1,620 1,442$ Total Cash Generated $ 2,160 1,940$ Free Cash Flow $ 100 (728)$ Total Debt to Equity 245% 278% Less: Proceeds from Sales Full Year ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Fix formatting Growth Capital Expenditures 24 Free Cash Flow $ 614 258 (257) (488) (340) (315) (728) 100 ($ Millions) 2016 1,022 460 177 216 270 0.0 0.5 1.0 2009 2010 2011 2012 2013 2014 2015 2016 Forecast 09 0 20 2 2013 2016 Forecast 2014 263 723 733 907 Fleet Count Increase Higher per Unit Investment $ 680 Growth Capital Expenditures - Lease Growth Capital Expenditures – Lease & Rental 2016 Forecast 405 275 Rental Lease $ 0 180 382 556 Operating Cash Flow $ 985 1,028 1,042 1,160 1,252 1,383 1,442 1,620 691 680 566 184 1,292 2015

© 2015 Ryder System, Inc. All Rights Reserved. EPS Forecast – Continuing Operations 25 2016 Comparable EPS Forecast(1) $ 1.03 - 1.08 $ 6.10 - 6.30 2015 Comparable EPS(2) $ 1.08 $ 6.13 First Quarter Full Year ($ Earnings Per Share) (1) 1Q16 Comparable EPS Forecast, a non-GAAP financial measure, excludes $0.07 of non-operating pension costs. 2016 Comparable EPS Forecast, a non-GAAP financial measure, excludes $0.27 of non-operating pension costs for the full year period. (2) 2015 Comparable EPS for the first quarter excluded $0.06 of non-operating pension costs and $0.02 of professional fees. 2015 Comparable EPS for the full year, a non- GAAP financial measure, excludes $0.21 of non-operating pension costs, $0.19 of restructuring costs, $0.04 of consulting fees, $0.04 of tax law change benefits and $0.01 of pension settlement charges for the full year period.

© 2015 Ryder System, Inc. All Rights Reserved. Q&A 26

© 2015 Ryder System, Inc. All Rights Reserved. Appendix 27 Full Service Lease Vehicle Count Business Segment Detail Central Support Services Balance Sheet Adjusted Return on Capital History Financial Indicators Forecast Asset Management Non-GAAP Financial Measures & Reconciliations

© 2015 Ryder System, Inc. All Rights Reserved. End of Period 4Q14 1Q15 2Q15 3Q15 4Q15 FSL Fleet (as reported) 125,500 127,500 128,700 130,600 131,800 6,300 UK FSL Trailers 4,400 4,400 4,300 4,300 3,900 (500) FSL Fleet - excluding UK 121,100 123,100 124,400 126,300 127,900 6,800 Sequential Change 1Q15 O/(U) 4Q14 2Q15 O/(U) 1Q15 3Q15 O/(U) 2Q15 4Q15 O/(U) 3Q15 FSL Fleet (as reported) 2,000 1,200 1,900 1,200 UK FSL Trailers - (100) - (400) FSL Fleet - excluding UK 2,000 1,300 1,900 1,600 4Q15 O/(U) 4Q14 Full Service Lease (FSL) Fleet Count 28 Note: Represents end of period vehicle count.

© 2015 Ryder System, Inc. All Rights Reserved. Fleet Management Solutions (FMS) 29 Revenue 2015 2014 % B/(W) Full Service Lease 624.6$ 582.2$ 7% Contract Maintenance 48.9 47.7 2% Contractual Revenue 673.5 630.0 7% Commercial Rental 245.3 230.9 6% Contract-related Maintenance 59.6 52.1 14% Other 21.0 17.9 17% Operating Revenue 999.4 930.8 7% Fuel Services Revenue 152.2 221.7 (31)% Total Revenue 1,151.6$ 1,152.5$ - Earnings Before Tax Segment Earnings Before Tax (EBT) 123.5$ 122.3$ 1% Segment EBT as % of Total Revenue 10.7% 10.6% Segment EBT as % of Operating Revenue 12.4% 13.1% Fourth Quarter ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Fleet Management Solutions (FMS) 30 Revenue 2015 2014 % B/(W) Full Service Lease 2,406.7$ 2,276.4$ 6% Contract Maintenance 192.5 184.6 4% Contractual Revenue 2,599.2 2,461.0 6% Commercial Rental 940.0 877.0 7% Contract-related Maintenance 229.2 221.5 3% Other 77.6 71.1 9% Operating Revenue 3,846.0 3,630.5 6% Fuel Services Revenue 699.6 1,025.2 (32)% Total Revenue 4,545.7$ 4,655.8$ (2)% Earnings Before Tax Segment Earnings Before Tax (EBT) 462.1$ 433.7$ 7% Segment EBT as % of Total Revenue 10.2% 9.3% Segment EBT as % of Operating Revenue 12.0% 11.9% Full Year ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Dedicated Transportation Solutions (DTS) 31 ($ Millions) Revenue 2015 2014 % B/(W) Operating Revenue 187.6$ 169.4$ 11% Subcontracted Transportation 18.4 15.6 18% Fuel Costs 26.5 37.3 (29)% Total Revenue 232.4$ 222.3$ 5% Earnings Before Tax Segment Earnings Before Tax (EBT) 11.1$ 11.0$ 1% Segment EBT as % of Total Revenue 4.8% 5.0% Segment EBT as % of Operating Revenue 5.9% 6.5% Fourth Quarter

© 2015 Ryder System, Inc. All Rights Reserved. Dedicated Transportation Solutions (DTS) 32 ($ Millions) Revenue 2015 2014 % B/(W) Operating Revenue 714.5$ 661.2$ 8% Subcontracted Transportation 61.2 72.0 (15)% Fuel Costs 119.9 166.5 (28)% Total Revenue 895.5$ 899.8$ - Earnings Before Tax Segment Earnings Before Tax (EBT) 45.8$ 44.6$ 3% Segment EBT as % of Total Revenue 5.1% 5.0% Segment EBT as % of Operating Revenue 6.4% 6.7% Full Year

© 2015 Ryder System, Inc. All Rights Reserved. Supply Chain Solutions (SCS) 33 ($ Millions) Revenue 2015 2014 % B/(W) Automotive 121.9$ 110.8$ 10% Technology & Healthcare 65.4 68.3 (4)% CPG & Retail 108.6 107.0 2% Industrial & Other 26.1 24.8 5% Operating Revenue 322.1 310.8 4% Subcontracted Transportation 54.9 64.1 (14)% Fuel Costs 15.5 21.2 (27)% Total Revenue 392.5$ 396.2$ (1)% Earnings Before Tax Segment Earnings Before Tax (EBT) 23.8$ 22.7$ 5% Segment EBT as % of Total Revenue 6.1% 5.7% Segment EBT as % of Operating Revenue 7.4% 7.3% Fourth Quarter

© 2015 Ryder System, Inc. All Rights Reserved. Supply Chain Solutions (SCS) 34 ($ Millions) Revenue 2015 2014 % B/(W) Automotive 469.2$ 454.9$ 3% Technology & Healthcare 251.2 236.4 6% CPG & Retail 431.6 405.9 6% Industrial & Other 104.4 104.1 - Operating Revenue 1,256.3 1,201.3 5% Subcontracted Transportation 226.9 264.4 (14)% Fuel Costs 64.6 95.7 (33)% Total Revenue 1,547.8$ 1,561.3$ (1)% Earnings Before Tax Segment Earnings Before Tax (EBT) 93.8$ 77.8$ 21% Segment EBT as % of Total Revenue 6.1% 5.0% Segment EBT as % of Operating Revenue 7.5% 6.5% Full Year

© 2015 Ryder System, Inc. All Rights Reserved. Central Support Services (CSS) 35 Fourth Quarter ($ Millions) 2015 2014 % B/(W) Allocated CSS Costs 49.6$ 49.9$ 1% Unallocated CSS Costs 15.6 15.2 (2)% Total CSS Costs 65.2$ 65.2$ -

© 2015 Ryder System, Inc. All Rights Reserved. Central Support Services (CSS) 36 Full Year ($ Millions) 2015 2014 % B/(W) Allocated CSS Costs 202.3$ 192.0$ (5)% Unallocated CSS Costs 48.5 51.7 6% Total CSS Costs 250.8$ 243.7$ (3)%

© 2015 Ryder System, Inc. All Rights Reserved. Balance Sheet 37 December 31, December 31, 2015 2014 Current Assets 1,098$ 1,044$ Revenue Earning Equipment, Net 8,185 7,202 Operating Property and Equipment, Net 715 700 Other Assets 970 906 Total Assets 10,968$ 9,851$ Current Liabilities 1,046$ 1,075$ Total Debt 5,518 4,731 Other Non-Current Liabilities (including Deferred Income Taxes) 2,417 2,227 Shareholders' Equity 1,987 1,819 Total Liabilities and Shareholders' Equity 10,968$ 9,851$ ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Adjusted Return on Capital History Adjusted Return on Capital (ROC) 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 4.8% 4.7% 4.4% 4.4% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.7% 5.8% 5.8% 5.8% 5.5% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Forecast Cost of Capital (COC) Return on Equity 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.9% 14.9% 11.3% 16.1% 15.3% Adjusted Total Capital (2) $4.2 $4.8 $4.8 $4.2 $4.0 $4.6 $5.2 $5.6 $6.6 $7.1 $7.7 ROC O/(U) COC 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.9% 1.0% 1.1% 1.4% 1.1% (1) 2016 Forecast (1) Includes pension settlement charges of $69M, primarily buyouts, which impacted Return on Equity by 360 basis points. (2) Adjusted Total Capital represents Adjusted Average Total Capital in billions. 38

© 2015 Ryder System, Inc. All Rights Reserved. Financial Indicators Forecast (1) 39 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 272% 227% 260% 2000 2002 2004 2006 2008 2010 2012 2014 2016 Forecast Midpoint Gross Capital Expenditures (2) ($ Millions) $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Free Cash Flow (2) $1,757 2006 2007 2008 $1,265 2010 2009 $611 131 367 357 289 (208) (3) 380 (242) (439) 341 614 $1,088 (488) 2016 Forecast 258 $1,760 Full Service Lease PP&E/Other Commercial Rental $2,161 2011 (257) 2012 Total Obligations to Equity Pension Impact (5) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 275% 146% 129% 234% 151% 157% 168% 225% 183% 203% 201% 272% Long Term Target Midpoint (6) 2011 261% 2012 2015 Total Obligations to Equity / Debt to Equity (4) 227% $2,184 1 8% 143% 164% 147% 213% 175% 196% 257% 27% 227% 260% 278% 245% (340) $2,298 2013 (728) 2013 250% Balance Sheet Debt to Equity $2,030 2015 (315) 2014 260% 2014 100 $2,696 278% 2016 Forecast 245% (1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) 2000-2004 not restated for operations discontinued in 2009. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. (4) The debt to equity metric was not revised in years prior to 2012 to reflect the change in accounting treatment of certain sale-leaseback transactions as balance sheet debt. (5) Illustrates impact of accumulated net pension related equity charge on leverage. (6) Represents long term debt to equity target of 225-275% while maintaining solid investment grade credit rating.

© 2015 Ryder System, Inc. All Rights Reserved. 4,363 7,537 6,096 4,698 9,060 3,636 4,190 7,784 3,012 4,814 8,125 2,786 4,148 7,011 2,846 4,099 6,531 3,123 3,304 5,775 3,194 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Redeployments Extensions Early Terminations N u m b e r o f U n i t s 4Q09 YTD 4Q10 YTD 4Q11 YTD 4Q12 YTD 4Q13 YTD 4Q14 YTD 4Q15 YTD Asset Management Update (US Only) (a) Current year statistics may exclude some units due to a lag in reporting (b) Excludes early terminations where customer purchases vehicle (a)(b) Redeployments – Vehicles coming off-lease or in Rental with useful life remaining are redeployed in the Ryder fleet (SCS, or with another Lease customer). Redeployments exclude units transferred into the Rental product line. Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. 40

© 2015 Ryder System, Inc. All Rights Reserved. Non-GAAP Financial Measures 41 ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Growth ex-Foreign Exchange Operating Revenue Total Revenue Total Revenue Foreign Exchange Impact on Operating Revenue Growth Key Financial Statistics 42 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 43 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate Earnings and Tax Rate from Continuing Operations Reconciliation 44 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 25 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 45-47 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow from Continuing Operations 48-49 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 50-51 FMS Operating Revenue / DTS Operating Revenue / SCS Operating Revenue FMS Total Revenue / DTS Total Revenue / SCS Total Revenue Fleet Management Solutions (FMS) / Dedicated Transportation Solutions (DTS) / Supply Chain Solutions (SCS) 29-34

© 2015 Ryder System, Inc. All Rights Reserved. 42 Foreign Exchange Impact on Operating Revenue Growth Fourth Quarter Full Year YOY Growth Fx Impact (1) YOY Growth excl Fx YOY Growth Fx Impact (1) YOY Growth excl Fx Operating Revenue 7% 2% 9% 6% 2% 8% FMS Operating Revenue 7% 2% 9% 6% 2% 8% Full Service Lease Revenue 7% 2% 9% 6% 2% 8% Commercial Rental Revenue 6% 2% 8% 7% 2% 9% SCS Operating Revenue 4% 3% 7% 5% 3% 8% (1) Foreign exchange impact was calculated by dividing the results for the current and prior year periods by the exchange rates in effect on December 31, 2014, which was the last day of the prior year period, rather than the actual exchange rates in effect as of December 31, 2015.

© 2015 Ryder System, Inc. All Rights Reserved. Earnings and EPS from Continuing Operations Reconciliation 43 4Q15 4Q15 4Q14 4Q14 Earnings EPS Earnings EPS Reported 75.9$ 1.42$ 11.5$ 0.22$ Non-operating pension costs 2.8 0.05 1.4 0.03 Pension settlement charges - - 6.9 0.13 Pension lump sum settlement charge - - 61.3 1.16 Restructuring and other charges (recoveries), net 10.4 0.19 1.5 0.03 Acquisition-related tax adjustment - - 1.8 0.03 Consulting fees - - 0.3 - Tax benefits (0.3) - - - Professional fees Comparable 88.8$ 1.66$ 84.6$ 1.60$ FY15 FY15 FY14 FY14 Earnings EPS Earnings EPS Reported 306.0$ 5.73$ 220.2$ 4.14$ Non-operating pension costs 11.0 0.21 5.4 0.10 Pension settlement charges (0.3) (0.01) 7.6 0.14 Pension lump sum settlement charge - - 61.3 1.16 Restructuring and other charges (recoveries), net 10.4 0.19 1.5 0.03 Acquisition-related tax adjustment - - 1.8 0.03 Consulting fees 2.4 0.04 0.3 - Acquisition transaction costs - - 0.4 0.01 Tax benefits (2.1) (0.04) (1.8) (0.03) Comparable 327.3$ 6.13$ 296.9$ 5.58$ ($ Millions or $ Earnings Per Share)

© 2015 Ryder System, Inc. All Rights Reserved. 4Q15 - 4Q15 - 4Q15 - FY15 - FY15 - FY15 - EBT Tax Tax Rate EBT Tax Tax Rate Reported 111.7$ 35.8$ 32.0% 469.2$ 163.2$ 34.8% Non-operating pension costs 4.8 2.0 19.2 8.2 Pension settlement charges - - (0.5) (0.2) Restructuring and other charges (recoveries), net 14.2 3.9 14.2 3.9 Consulting fees - - 3.8 1.4 Tax benefits - 0.3 - 2.1 Comparable 130.8$ 41.9$ 32.1% 506.0$ 178.6$ 35.3% 4Q14 - 4Q14 - 4Q14 - FY14 - FY14 - FY14 - EBT Tax Tax Rate EBT Tax Tax Rate Reported 13.5$ 2.0$ 15.1% 338.3$ 118.0$ 34.9% Non-operating pension costs 2.5 1.1 9.8 4.4 Pension lump sum settlement expense 97.2 35.9 97.2 35.9 Pension settlement charges 11.3 4.4 12.6 4.9 Restructuring and other recoveries, net 2.4 0.8 2.4 0.8 Acquisition-related tax adjustment 1.8 - 1.8 - Acquisition transaction costs - - 0.6 0.1 Consulting fees 0.4 0.1 0.4 0.1 Tax benefits - - - 1.8 Comparable 129.1$ 44.5$ 34.4% 463.0$ 166.1$ 35.9% EBT and Tax Rate from Continuing Operations Reconciliation 44 ($ Millions or $ Earnings Per Share)

© 2015 Ryder System, Inc. All Rights Reserved. Appendix: Non-GAAP Financial Measures 45 2006 2007 2008 2009 Net earnings (1) 249$ 254$ 200$ 62$ Cumulative effect of change in accounting principle - - - - Restructuring and other charges, net and other items - 1 70 30 Income taxes 144 152 150 54 Adjusted earnings before income taxes 393 407 420 146 Adjusted interest expense (2) 149 169 165 150 Adjusted income taxes (3) (207) (220) (230) (122) Adjusted net earnings 332$ 356$ 355$ 174$ Average total debt(4) 2,480$ 2,848$ 2,882$ 2,692$ Average off-balance sheet debt(4) 99 150 171 142 Average total shareholders' equity(4) 1,610 1,791 1,778 1,396 Average adjustments to shareholders' equity (5) (5) 1 10 16 Adjusted average total capital 4,184$ 4,789$ 4,841$ 4,245$ Adjusted return on capital 7.9% 7.4% 7.3% 4.1% ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. Adjusted Return on Capital Reconciliation

Appendix: Non-GAAP Financial Measures

($ Millions)

Adjusted Return on Capital Reconciliation

	2010	2011	2012	2013	2014	2015
Net Earnings [1]	$ 118	$ 170	$ 210	$ 238	$ 218	$ 305
Restructuring and Other Charges, Net and Other Items	6	6	17	-	115	18
Income Taxes	61	108	91	126	118	164
Adjusted Earnings Before Income Taxes	185	284	317	363	451	486
Adjusted Interest Expense [2]	133	135	144	141	145	151
Adjusted Income Taxes [3]	(124)	(157)	(167)	(177)	(214)	(224)
Adjusted Net Earnings	$ 194	$ 262	$ 294	$ 327	$ 383	$ 413
Average Total Debt [4]	$ 2,512	$ 3,079	$ 3,778	$ 4,015	$4,653	$ 5,177
Average Off-Balance Sheet Debt [4]	114	78	2	1	2	1
Average Total Shareholders' Equity [4]	1,402	1,428	1,406	1,594	1,926	1,895
Average Adjustments to Shareholders' Equity [5]	2	4	(3)	(2)	8	11
Adjusted Average Total Capital	$ 4,030	$ 4,588	$ 5,182	$ 5,608	$6,589	$ 7,084
Adjusted Return on Capital	4.8%	5.7%	5.7%	5.8%	5.8%	5.8%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest for on and off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

© 2015 Ryder System, Inc.
All Rights Reserved.

FLEET MANAGEMENT | DEDICATED TRANSPORTATION | SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

46

© 2015 Ryder System, Inc. All Rights Reserved. Appendix: Non-GAAP Financial Measures 47 ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. Adjusted Return on Capital Reconciliation FMS DTS SCS FMS DTS SCS Net Earnings (1) 284$ 27$ 44$ 300$ 28$ 60$ Restructuring and Other Charges, Net and Other Items (6) - - (16) - - Income Taxes 150 18 33 162 18 34 Adjusted Earnings Before Income Taxes 428 45 78 446 46 94 Adjusted Interest Expense (2) 147 5 3 154 7 2 Adjusted Income Taxes (3) (196) (20) (35) (210) (21) (35) Adjusted Net Earnings 378$ 30$ 46$ 390$ 32$ 61$ Average Total Debt(4) 4,686$ (59)$ (52)$ 5,311$ (73)$ (68)$ Average Off-Balance Sheet Debt(4) - 253 130 - 296 147 Average Total Shareholders' Equity(4) 1,567 86 303 1,387 95 324 Aver ge Adjustments to Shareholders' Equity (5) (36) - - (42) - - Adjusted Average Total Capital 6,217$ 280$ 380$ 6,656$ 319$ 403$ Adjusted Return on Capital 6.1% 10.8% 12.0% 5.9% 10.0% 15.1% 2015 2014

Appendix: Non-GAAP Financial Measures

($ Millions)

Cash Flow Reconciliation

	12/31/00 (3)	12/31/01 (3)	12/31/02 (3)	12/31/03 (3)	12/31/04 (3)	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Cash Provided by Operating Activities	$ 1,023	$ 365	$ 617	$ 803	$ 867	$ 776	$ 852	$ 1,097	$ 1,248	$ 985
Less: Changes in Bal. of Trade Rec. Sold	(270)	235	110	-	-	-	-	-	-	-
Collections of Direct Finance Leases	67	66	66	61	64	69	65	62	61	65
Proceeds from Sale (Prim. Rev. Earn. Equip.)	230	173	152	210	331	333	332	373	262	216
Proceeds from Sale & Leaseback of Assets	-	-	-	13	118	-	-	150	-	-
Other Investing, Net	4	(4)	4	4	1	-	2	2	-	-
Total Cash Generated	1,054	835	949	1,091	1,381	1,179	1,252	1,684	1,571	1,266
Capital Expenditures (1)	(1,296)	(704)	(582)	(734)	(1,092)	(1,387)	(1,691)	(1,304)	(1,230)	(652)
Free Cash Flow (2)	$ (242)	$ 131	$ 367	$ 357	$ 289	$ (208)	$ (439)	$ 380	$ 341	$ 614
Memo:										
Depreciation Expense	$ 580	$ 545	$ 552	$ 625	$ 706	$ 735	$ 739	$ 811	$ 836	$ 881
Gains on Vehicle Sales, Net	$ 19	$ 12	$ 14	$ 16	$ 35	$ 47	$ 51	$ 44	$ 39	$ 12

(1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(2) Free Cash Flow excludes acquisitions and changes in restricted cash.
(3) Amounts have not been restated for operations discontinued in 2009.

© 2015 Ryder System, Inc.
All Rights Reserved.

FLEET MANAGEMENT | DEDICATED TRANSPORTATION | SUPPLY CHAIN SOLUTIONS
Ryder Ever better.
48

© 2015 Ryder System, Inc. All Rights Reserved. Appendix: Non-GAAP Financial Measures 49 (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation ($ Millions) 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,160$ 1,252$ 1,383$ 1,442$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 337 413 452 497 427 Collections of Direct Finance Leases 62 62 72 71 66 71 Other, net 3 - - 8 (1) - Total Cash Generated 1,328 1,442 1,645 1,783 1,944 1,940 Capital Expenditures (1) (1,070) (1,699) (2,133) (2,123) (2,259) (2,668) Free Cash Flow (2) 258$ (257)$ (488)$ (340)$ (315)$ (728)$ Mem : Depreciation Expense 834$ 872$ 962$ 984$ 1,058$ 1,140$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 96$ 127$ 118$

© 2015 Ryder System, Inc. All Rights Reserved. Debt to Equity Reconciliation(1) Appendix: Non-GAAP Financial Measures 50 % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% ($ Millions) (1) The debt to equity metric was not revised in years prior to 2012 to reflect the change in accounting treatment of certain sale-leaseback transactions as balance sheet debt. Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.

© 2015 Ryder System, Inc. All Rights Reserved. Appendix: Non-GAAP Financial Measures 51 Note: Amounts may not recalculate due to rounding. Debt to Equity Reconciliation (1) ($ Millions) (1) The debt to equity metric was not revised in years prior to 2012 to reflect the change in accounting treatment of certain sale-leaseback transactions as balance sheet debt. % to % to % to % to % to % to % to % to 12/31/08 Equity 12/31/09 Equity 12/31/10 Equity 12/31/11 Equity 12/31/12 Equity 12/31/13 Equity 12/31/14 Equity 12/31/15 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,993 272% $4,295 227% $4,731 260% $5,518 278% Receivables Sold - - - - - - - - PV of minimum lease payments nd guaranteed residual values under operating leases for vehicles 163 119 100 64 1 2 2 2 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,994 272% $4,297 227% $4,733 260% $5,520 278%

© 2015 Ryder System, Inc. All Rights Reserved.